Exhibit 10.2

INTERCREDITOR AGREEMENT

      THIS INTERCREDITOR AGREEMENT made and entered into this 14th day of March, 2005, by and between FEDERAL INSURANCE COMPANY, an Indiana corporation, and BANK OF AMERICA, N.A., a national banking association, as Lender Agent on behalf of the other Lender Parties. All capitalized terms will have the meaning set forth in Section 1.

W I T N E S S E T H:

      WHEREAS, Quanta Services, Inc., a Delaware corporation, is Borrower and certain of its Subsidiaries and Affiliates are Guarantors of Borrower, under that certain Credit Agreement dated as of December 19, 2003, as amended from time to time, pursuant to which the Lender Parties agreed to establish certain credit facilities described therein and provide certain financial services for the benefit of certain Indemnitors;

      WHEREAS, the Indemnitors are indebted and/or obligated to Surety as evidenced by the Surety Credit Documents;

      WHEREAS, the Indemnitors from time to time have obtained and/or may in the future obtain Bonds from Surety as Principals;

      WHEREAS, as one of the conditions to Surety agreeing to consider requests from Indemnitors for the issuance of any Bond, this Agreement must be executed by the parties hereto;

      WHEREAS, Surety and Lender Agent on behalf of the Lender Parties agree that the rights of Surety with respect to the Surety Priority Collateral will be senior to the rights of the Lender Parties with respect to the Surety Priority Collateral, pursuant to the terms and provisions of this Agreement; and

      WHEREAS, Surety agrees that it will have no rights with respect to the Lender Priority Collateral except to the extent expressly provided in this Agreement;

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions. For the purposes of this Agreement, the following terms will have the meanings listed below:

      “Accounts” means and includes all of Indemnitors’ now owned or hereafter acquired accounts (as defined in the UCC) and (whether included in such definition) accounts receivable, and proceeds, including without limitation, all insurance proceeds and proceeds of any letter of credit on which any Indemnitor is a beneficiary, but only to the extent such accounts, accounts receivable, and proceeds arise pursuant to a Bonded Contract, including, but not limited to Retainage, and all forms of obligations whatsoever owing to any Indemnitor under instruments and documents of title constituting the foregoing or proceeds thereof; and all rights, securities, and guarantees with respect to each of the foregoing. In no event, shall “Accounts” or the proceeds thereof include accounts, accounts receivable, contract rights, insurance proceeds or proceeds of any letter of credit of which any Indemnitor is a beneficiary to the extent such assets arise pursuant to contracts other than “Bonded Contracts.”

      “Affiliate” means, with respect to any Person, any other person or group acting in concert with respect of the Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under the common control with such Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person or group of Persons, will mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Principal and Indemnitors are Affiliates of each other. None of Indemnitors is an Affiliate of Surety, Lenders, or Lender Agent.

      “Agreement” or “this Agreement” means this Intercreditor Agreement together with all amendments, modifications, and supplements hereto.

      “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereinafter in effect, or any successor statute.

      “Bonded Contract” means any existing or future contract in respect of which any Bond is issued on behalf of any Principal or on behalf of Island Mechanical, Hawaii.

      “Bonded Contract Balances” means all payments made, or to be made, to or on behalf of any Principal pursuant to or arising out of any Bonded Contract, including, without limitation, whether earned and unpaid or to be earned, Retainage, increases in contract amounts and payments made, or to be made, as a result of affirmative claims, including, but not limited to, claims against Obligees, design professionals (including, but not limited to architects and engineers), certified public accountants, subcontractors, laborers, materialmen, and against any of their sureties, including, without limitation, changed condition claims or wrongful termination claims.

      “Bonds” means any surety agreements, undertakings, or instruments of guarantee signed by Surety on behalf of any Principal, Island Mechanical, Hawaii, or Foreign Subsidiary, whether executed before or after the execution of this Agreement.

      “Borrower” means Quanta Services, Inc., a Delaware corporation.

      “Default Rate” on each day of its determination the prime rate reflected in the Money Rates section of The Wall Street Journal plus two percent (2%).

      “Domestic Subsidiary” means any Subsidiary of Quanta Services, Inc. that is organized under the laws of any political subdivision of the United States.

      “Equipment” means all of Indemnitor’s now owned or hereafter acquired right, title, and interest with respect to equipment (as defined in the UCC) and (whether or not included in such definition) all tangible property including all retail store, storage, office, computer, or facility equipment and other retail, manufacturing, and research items, computer hardware, all vehicles, goods, machinery, chattels, tools, dies, machine tools, furniture, furnishing, fixtures, and supplies, of every nature, wherever located, all additions, accessories, and improvements thereto and substitutions therefore and all accessories, parts, and equipment which may be attached to or which are necessary for the operation and use of such personal property or fixtures, whether or not the same will be deemed to be affixed to, arise out of, or relate to any real property, together with all accessions thereto. For avoidance of doubt, “Equipment” is not intended to and does not include any Licensed Property.

      “Foreclosure Action” means and includes any action, whether under the Bankruptcy Code or other applicable law, to foreclose upon or enforce a Lien against particular property, including commencing judicial or non-judicial foreclosure proceedings or any other remedy designed to or that has the effect of dispossessing the Borrower, any Guarantor or Surety, as the case may be, of any collateral.

      “Foreign Subsidiary” means any Subsidiary of Quanta Services, Inc. that is not a Domestic Subsidiary.

      “Guarantors” has the meaning given in the definition of Lender Credit Documents.

      “Identified Equipment” means, whether owned or leased, any and all (i) boom-mountable robotic arms and (ii) if one or more Bonds is in effect for the benefit of H.L. Chapman Pipeline Construction, Inc., such company’s following rock trenching equipment: (a) Astec Model 3000SM surface miner (two units); (b) Trencor Model 1860HD trencher (two units); and (c) Trencor Model 1760HD trencher (two units).

      “Indemnitors” means Quanta Services, Inc., a Delaware corporation, and Principal. In addition, any parent of Principal (exclusive of any Joint Venture) and any other Person that owns an equity interest in Principal (exclusive of any Joint Venture), their successors and assigns, will be deemed to be an Indemnitor under this Agreement. Thereafter, said parent of Principal (exclusive of any Joint Venture) and any other Person that owns an equity interest in Principal (exclusive of any Joint Venture), their successors and assigns, will be deemed to be an Indemnitor hereunder as though they were original signatories hereto. Notwithstanding the foregoing or anything in this Agreement or any or any other Surety Credit Document to the contrary, in no event will any parent, shareholder, or other equity holder of any nature in Quanta Services, Inc. be or be deemed to be an Indemnitor for any purpose under this Agreement. The exclusion of any parent, shareholder, or other equity holder of Quanta Services, Inc. as an Indemnitor for the purposes of this Agreement will not limit the indemnity obligations of any parent, shareholder, or other equity holder as may be agreed by any such parent, shareholder, or other equity holder in any agreement entered into by any such parent, shareholder, or other equity holder. Notwithstanding the foregoing or anything in this Agreement or any other Surety Credit Document (exclusive of any Surety Credit Document executed by any Foreign Subsidiary or Joint Venture) to the contrary, in no event will any Foreign Subsidiary or Joint Venture be an Indemnitor. The exclusion of Foreign Subsidiaries and Joint Ventures as Indemnitors for the purposes of this Agreement will not limit the indemnity obligations of any Foreign Subsidiary or any Joint Venture as may be agreed to by such Foreign Subsidiary or such Joint Venture in any agreement entered into by such Foreign Subsidiary or such Joint Venture.

      “Inventory” means and includes all of Indemnitors’ now owned and hereafter acquired inventory, including, without limitation, goods, merchandise, and other personal property furnished under any contract of service, Bonded Contract, or intended for sale or lease, all raw materials, work in process, finished goods and materials, and supplies of any kind, nature, or description used or consumed in Indemnitors’ business or are used in connection with the manufacture, packaging, shipping, advertising, selling, or finishing of such goods, merchandise, and other personal property, all returned or repossessed goods now, or hereafter, in the possession or under the control of Indemnitor or Surety, and all documents of title or documents representing the same.

      “Joint Venture” means any Person in which (i) one or more other Persons of the type described in clauses (i), (ii), (iii), or (iv) of the definition of “Principal” has an equity or other ownership or income participation interest equal to or greater than twenty-five percent (25%) of the total such interest outstanding and (ii) one or more other Persons which are not Affiliates of the Persons described in clause (i) above have an equity or other ownership or income participation interest.

      “Lender Agent” means Bank of America, N.A., a national banking association, as administrative agent on behalf of the Lender Parties under the Lender Credit Documents, or its successors or assigns under the Lender Credit Documents.

      “Lender Collateral” means all present and future property of Borrower and Guarantors (including the Indemnitors) under and as defined in the Lender Credit Documents, real and personal, tangible and intangible, now existing or after acquired, and all proceeds thereof, excluding only those specific items delineated in the Lender Credit Documents.

      “Lender Credit Documents” means and includes that certain Credit Agreement, dated as of December 19, 2003, among Borrower, certain Subsidiaries and Affiliates of Borrower as Guarantors, and the Lender Parties, together with all other loan documents, agreements, hedging agreements, bank product or treasury management agreements and other instruments entered into or delivered in connection therewith (including, without limitation, any and all security agreements, pledge agreements, letters of credit, notes and other collateral documents of any nature), as amended, modified, supplemented and extended from time to time, and any renewals, restatements or replacements of any of the foregoing.

      “Lender Debt” means and includes all indebtedness, liabilities, and obligations of Borrower and the Guarantors to any Lender Parties under the Lender Credit Documents whether now or hereafter created, incurred or arising, and whether direct or indirect, absolute or contingent, primary or secondary, due or to become due, joint or several, now or at any time or times hereafter owing to any Lender Party under any of the Lender Credit Documents including obligations in respect of hedging agreements and treasury management services provided by any of the Lender Parties or any affiliate of any Lender Party.

      “Lender Parties” means Lender Agent, Lenders, and their successors and assigns. “Lender Party” will mean any one of them.

      “Lender Priority Collateral” means all Lender Collateral other than Surety Priority Collateral.

      “Lenders” means the lenders from time to time under the Lender Credit Documents.

      “Licensed Property” means all proprietary systems or software, or any other assets of a similar nature which are employed by Principal in connection with any and all contractual Work required by the Bonded Contracts and/or the Bonds; any and all inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, trade secrets, registrations, copyrights, licenses, franchises, customer lists, and any associated goodwill that is required for the completion of any Bonded Contract and/or the fulfillment of any of Surety’s obligations under the Bonds.

      “Lien” means any mortgage, deed of trust, pledge, security interest, hypothecation, assignment, deposit arrangement to assure payment of any debt, encumbrance, lien (statutory or other), or preference, priority, or other security agreement, or preferential arrangement to assure payment of any debt, charge, or encumbrance of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing). This definition of “Lien” will include any grant of a security interest in any Bonded Contract, Accounts, Bonded Contracts Balances, and other items of Surety Priority Collateral that may be governed or effected by the Contracts Dispute Act, 41 U.S.C. §601 et. seq. and/or any Federal Acquisition Regulations.

      “Obligee” means any named party or parties appearing on the Bond(s) in whose favor the Bond(s) are issued, or such parties’ successors and assigns.

      “Permitted Surety Liens” has the meaning specified in Section 3(c).

      “Person” means any entity, whether an individual, trustee, corporation, partnership, joint stock company, unincorporated organization, business association or firm, joint venture, a government or any agent or instrumentality or political subdivision thereof.

      “Principal” means (i) Quanta Services, Inc., a Delaware corporation, (ii) those of its Domestic Subsidiaries listed on Exhibit A, (iii) any other Domestic Subsidiaries of Quanta Services, Inc. for whom Surety executes Bonds, (iv) any new Principal added to the Underwriting Agreement by rider as therein provided and (v) any Joint Ventures in which one or more of them are involved (A) that is listed on Exhibit A, (B) for which a Bond is outstanding or (C) for which a Bond is requested by Indemnitors, in each case in their respective capacity as a named principal under any Bond, but in all events excluding any Foreign Subsidiaries; provided, however, that notwithstanding anything herein to the contrary, Island Mechanical, Hawaii, a Hawaii general partnership (“Island Mechanical, Hawaii”), shall not be or be deemed to be a Principal.

      “Records” means correspondence, memoranda, tapes, books, discs, papers, magnetic storage, and other documents or information of any type, whether expressed in ordinary or machine language, any and all accounts, computer software, other computer stored information, all progress schedules, work in process schedules (including, but not limited to, estimates of completion costs), accounts receivable ledgers, accounts payable ledgers, and estimates of completion costs.

      “Reserve” means a sum of money that may be set aside by Surety to pay present and future liabilities under Bonds as required by statute.

      “Retainage” means contract proceeds periodically withheld by an Obligee to provide further security for Principal’s or Island Mechanical, Hawaii’s performance of a Bonded Contract, and as such are payable to Principal only upon a clear demonstration of compliance with terms of the Bonded Contract.

      “Subsidiaries” means, with respect to any Person, any corporations, partnerships, or other entities wherein such Person owns or acquires, directly or indirectly, more than fifty percent (50%) of the issued and outstanding voting stock, securities, or other equity interest of such corporation, partnership, or other entity, or any other corporation, partnership, or other entity the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by any Person.

      “Surety” means Federal Insurance Company, an Indiana corporation, its Affiliates and Subsidiaries, and any other companies writing Bonds for which the Underwriting Agreement is consideration (and other companies from whom Surety procures Bonds for Principal), and their co-sureties and reinsurors bound pursuant to Section 25, and their respective successors and permitted assigns.

      “Surety Credit Documents” means: (i) this Agreement; (ii) each Bond; (iii) the Underwriting Agreement; (iv) UCC Financing Statements listing any of Indemnitors as debtor and Surety as secured party; (v) any collateral agreement to be entered into by Surety and any collateral agent named therein in accordance with the Underwriting Agreement; (vi) any indemnity agreement or other agreement executed by any Foreign Subsidiary with respect to any Bond and/or for the benefit of Surety; (vii) any confidentiality agreement entered into between Surety or any Affiliate of Surety and an Indemnitor; (viii) the Indemnity Agreement (as defined in the Underwriting Agreement); and (ix) all amendments, modifications, extensions, additions, substitutions, or other documents hereafter executed or delivered by any of Indemnitors or any Foreign Subsidiary, which relate to any of the foregoing documents.

      “Surety Loss” means, without duplication:

          (a) all damages, costs, reasonable attorney fees, and liabilities (including all reasonable expenses incurred in connection therewith) which Surety actually incurs by reason of executing or procuring the execution of any surety agreements, undertakings, or instrument of guarantee signed by Surety on behalf of (i) any Principal or Island Mechanical, Hawaii and (ii) if requested by any Indemnitor, any Affiliates and Subsidiaries of Quanta Services, Inc., and/or Bonds, which may be already or hereafter executed on behalf of any Principal and/or any Foreign Subsidiary, or renewal or continuation thereof; or which Surety actually incurs by reason of making any investigation on account thereof, prosecuting or defending any action in connection therewith, obtaining a release, recovering, or attempting to recover any salvage in connection therewith or enforcing by litigation or otherwise any of the provisions of this Agreement, including, but not limited to:

          (1) money judgments, amounts paid in settlement or compromise, the full amount of reasonable attorney and other professional fees incurred or paid by Surety, including without limitation allocated costs (to the extent reasonably documented) of in-house counsel, accountants, and engineers, court costs and fees, and interest at the Default Rate on all sums due it from the date of Surety’s demand for said sums, (to the extent then due), if interest has been awarded by a court;

          (2) any loss which Surety actually incurs as a result of any Bonded Contract or any Bonds, whether that loss results from any activity of any Principal, Island Mechanical, Hawaii and/or any Foreign Subsidiary individually or as part of a joint venture, partnership, or other entity which has been or may be formed in which Principal or any Foreign Subsidiary is involved;

          (3) any loss which Surety actually incurs as a result of any actions taken by Surety upon information provided by any Indemnitor, Island Mechanical, Hawaii and/or any Foreign Subsidiary with respect to the issuance of any Bonds;

          (4) any Bond premiums due from Principal, Island Mechanical, Hawaii and/or any Foreign Subsidiary to Surety;

          (5) any amounts that have been paid to Surety to be applied to Surety Loss that a court of competent jurisdiction determines constitute “preferences,” within the meaning of Section 547 of the Bankruptcy Code, and by reason thereof Surety is required to disgorge said amounts paid; and

      (b) reasonable legal, accounting, consulting, and related fees and expenses incurred after January 15, 2005, in connection with the Bonds, the Surety Credit Documents, and/or any application or submission by any of Indemnitors and/or any Foreign Subsidiary for the issuance of any Bond or renewal of any existing Bond, whether or not Surety decides to issue said Bond. Notwithstanding the foregoing, Indemnitors will be required to reimburse Surety for one hundred percent (100%) of any filing fees and recording taxes incurred by Surety to perfect and continue Surety’s security interest in the Surety Priority Collateral regardless of when those fees are incurred.

      “Surety Priority Collateral” means (i) all amounts that may be owing from time to time by Surety to any Indemnitor in any capacity, including, but without limitation, any balance or share belonging to any Indemnitor of any deposit or other account with Surety (this Lien and security interest will be independent of any right of setoff which Surety may have); (ii) all rights of any Principal to any distribution, right to distribution, or other similar interest in connection with or on account of any Bond signed by Surety on behalf of any Joint Venture; (iii) all of any Indemnitor’s right, title, and interest in and to all Bonded Contracts; (iv) Accounts; (v) all rights of any Principal that is a Joint Venture to any distributions from any Person that is a party to or has an interest in any Bonded Contract with respect to such Bonded Contract (whether such Principal is the named Principal in such Bonded Contract); (vi) all claims, rights, and choses in action against any Obligee on any Bond or against any other Person in either case on account of any Bond or Bonded Contract; (vii) Bonded Contract Balances; (viii) to the extent assignable (provided, that, any such prohibition on assignment would not be rendered ineffective pursuant to Article 9 of the UCC, including, without limitation Section 9-406 and 9-408 of the UCC, or any successor provisions and further provided, that, any such prohibition on assignment has not otherwise been rendered ineffective, lapsed, or terminated), all rights and actions that any Indemnitor may have or acquire in any subcontract, purchase order, or other agreement in connection with any Bonded Contract, and against any subcontract, purchase order, or other agreement with any Person furnishing or agreeing to furnish or supply vehicles, labor, supplies, machinery, or other equipment in connection with or on account of any Bonded Contract, and against any surety or sureties of any such subcontractor, laborer, or other Person in connection with such Bonded Contract; (ix) any and all Equipment (exclusive of any Equipment owned by any Joint Venture) which is specifically purchased for or prefabricated for the Work that is the subject of any Bonded Contract and/or delivered to the site of such Work to be incorporated into the Work that is the subject of any Bonded Contract and/or that is required pursuant to the terms of any Bonded Contract to be transferred to any Obligee on any Bond (or any assignees of any such Obligee or any other owner, or assignee of any owner, of the Work that is the subject of the Bonded Contract) upon completion or termination of the Work; (x) any and all Inventory which is specifically purchased for or prefabricated for the Work that is the subject of any Bonded Contract and/or delivered to the site of such Work to be incorporated into the Work that is the subject of any Bonded Contract and/or that is required pursuant to the terms of any Bonded Contract to be transferred to any Obligee on any Bond or any assignees of any such Obligee or any other owner, or assignee of any owner, of the Work that is the subject of the Bonded Contract) upon completion or termination of the Work that is the subject of the Bonded Contract; (xi) any and all plans, specifications, shop and as-built drawings utilized in or necessary to fully perform all obligations and services required under the Bonded Contracts; and (xii) any and all proceeds and products arising with respect thereto. References to “Surety Priority Collateral” includes the Bonded Contracts and any other of the above-described assets that may be subject to the Contract Disputes Act, 41 U.S.C. §§601, et. seq. The Surety Priority Collateral does not and is not intended to include any Licensed Property.

      “UCC” means the Uniform Commercial Code as in effect on the date hereof in New York, as it may be amended from time-to-time provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of a security interest in any Surety Priority Collateral or Lender Collateral is governed by any state other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

      “Underwriting Agreement” means that certain Underwriting, Continuing Indemnity and Security Agreement of even date executed by and between Principal and Surety.

      “Work” means the specialized contracting services, including but not limited to design, construction, maintenance, installation and repair of network infrastructures for electric power, telecommunications, broadband cable and gas pipelines systems, as the case may be, required of any Principal, Island Mechanical, Hawaii, or Indemnitor by any Bonded Contract, whether completed or partially completed, and includes all other labor, materials, equipment, and services provided or to be provided by any Indemnitor, Island Mechanical, Hawaii, or Principal to fulfill such Principal’s, Island Mechanical, Hawaii’s, or Indemnitor’s obligations pursuant to such Bonded Contract.

      2. Security Interests of Lender Parties and Surety. As security for the full repayment of all Lender Debt, each of Borrower and the Guarantors has assigned and granted to Lender Agent for the benefit of the Lender Parties a security interest in and to the Lender Collateral. As security for the full and timely payment of Surety Loss, Indemnitors have assigned and granted to Surety a security interest in and to the Surety Priority Collateral. Lender Agent on behalf of Lender Parties hereby consents to the granting of a security interest by Indemnitors to Surety in the Surety Priority Collateral. As additional security for any and all Surety Loss, Indemnitors have caused to be delivered to Surety and named Surety as the beneficiary of that certain Letter of Credit No. 3064365 dated July 14, 2004, issued by Lender Agent in the face amount of Ten Million Dollars ($10,000,000). Surety agrees that it has not obtained or perfected (and will not obtain or perfect) a security interest in any of the Lender Priority Collateral without the consent of Lender Agent, except to the extent expressly permitted by Section 3(c) of this Agreement.

      3. Priority of Liens. Notwithstanding anything to the contrary arising from any note, agreement, instrument, or document now or hereafter executed and delivered by Surety, any Lender, any Lender Party, any Indemnitors or any Foreign Subsidiary in connection with any Surety Loss or Lender Debt, including without limitation, the terms and conditions of the Lender Credit Documents, the Surety Credit Documents, or any promissory note, security agreement, guaranty agreement, or mortgage executed and delivered by Indemnitors, or any instrument or document executed and delivered in connection therewith, or otherwise, any prior perfection of a Lien, or the provisions of the UCC, or other law of any jurisdiction which is applicable, or the existence of any present or future filing of financing statements under the UCC or other law of any jurisdiction which is applicable, or other filings or recordings under any other law of any jurisdiction which is applicable or in which such filing or recording has been made, Lender Agent on behalf of Lender Parties and Surety agree that:

      (a) (i) Subject in all cases to the provisions set forth in Section 8, (y) the priorities of the Liens of Surety in the Surety Priority Collateral securing Surety Loss will be senior and prior to the Liens of Lender Agent for the benefit of Lender Parties at any time obtained in the Surety Priority Collateral to secure Lender Debt, and (z) in the event of any bankruptcy proceedings or any receivership, assignment for the benefit of creditors, liquidation, readjustment, merger, consolidation, amalgamation, reorganization, arrangement, or other similar proceedings in connection therewith, relative to any Indemnitor or to the property of any thereof, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of any of Indemnitors, whether or not involving insolvency or bankruptcy, Surety will be entitled to receive the proceeds of Surety Priority Collateral for application to Surety Loss before any Lender Party will be entitled to receive any such proceeds for application to Lender Debt and furthermore, Lender Agent will not be entitled to receive any of the proceeds of Surety Priority Collateral until no Bonds remain outstanding (and Surety reasonably determines that it has no exposure under any Bond).

          (ii) Subject in all cases to the provisions set forth in Section 8, (y) the priorities of the Liens of Lender Agent for the benefit of Lender Parties in the Lender Priority Collateral securing Lender Debt will be senior and prior to any Permitted Surety Liens that Surety obtains at any time in the Lender Priority Collateral to secure Surety Loss, and (z) in the event of any bankruptcy proceedings or any receivership, assignment for the benefit of creditors, liquidation, readjustment, merger, consolidation, amalgamation, reorganization, arrangement, or other similar proceedings in connection therewith, relative to any Indemnitor or to the property of any thereof, and in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of any of Indemnitors, whether or not involving insolvency or bankruptcy, the Lender Parties will be entitled to receive the proceeds of Lender Priority Collateral for application to Lender Debt before Surety will be entitled to receive any such proceeds for application to Surety Loss and furthermore, Surety will not be entitled to receive any of the proceeds of Lender Priority Collateral until all obligations of the Lender Parties have been satisfied, any outstanding letters of credit have been terminated and no commitments remain outstanding, under the Lender Credit Documents (and Lenders acknowledge that nothing in this paragraph or this Agreement constitutes a restriction of Surety’s existing rights under any letter of credit).

      (b) Notwithstanding the foregoing or any provision in this Agreement, or any other Agreement between Surety and any Lender Party, in the event Surety does not hold a valid, non-avoidable, perfected, and enforceable Lien in the Surety Priority Collateral, then the subordination of Liens of Lender Agent for the benefit of Lender Parties in the Surety Priority Collateral will not be effective on any date with respect to any part of the Surety Priority Collateral, in which Lender Agent for the benefit of Lender Parties, but not Surety, holds on such date, a valid, non-avoidable, perfected, and enforceable Lien. Provided, however, the foregoing will not serve to diminish, abridge, or otherwise adversely affect the equitable subrogation rights of Surety, subject to Section 8. Lender Agent agrees that it will not perfect any security interest in any Bonded Contracts, Accounts, Bonded Contract Balances, and other items of Surety Priority Collateral that may be governed or effected by the Contracts Dispute Act, 41 U.S.C. §601 et. seq. and/or any Federal Acquisition Regulations without the written consent of Surety in its sole and absolute discretion.

      (c) Surety acknowledges and agrees that it has no rights with respect to, or Liens on, the Lender Priority Collateral and covenants that it will not obtain any such rights or Liens in the future; provided, however, that the foregoing will not limit any such rights or Liens that Surety may obtain (i) as a judgment creditor pursuant to a court order in any judicial proceedings; (ii) as a result of equitable subrogation; or (iii) pursuant to a court order in any insolvency, bankruptcy, or similar proceedings (collectively, the “Permitted Surety Liens”).

      (d) Notwithstanding the foregoing or any provision in this Agreement, or any other agreement between Lender Agent and Surety, in the event Lender Agent or any of Lenders do not hold a valid, perfected, and enforceable Lien in the Lender Priority Collateral, then the subordination of Liens by Surety will not be effective on any date with respect to any part of the Lender Priority Collateral in which Surety, but not Lender Agent or Lenders, holds on such date a valid, non-avoidable, perfected, and enforceable Lien. Moreover, nothing herein will require any Lender Party to turn over to Surety any amounts or assets (exclusive of any Surety Priority Collateral) received by it as adequate protection of its junior security interest in the Surety Priority Collateral in any insolvency, bankruptcy, or similar proceeding and Surety will not be entitled to receive any of the proceeds of Lender Priority Collateral until all obligations of the Lender Parties have been satisfied, and no commitments remain outstanding, under the Lender Credit Documents.

      Lender Agent on behalf of Lender Parties agrees to not instigate, promote, institute, cooperate, or join as a party in the institution of any action, suit, or proceeding seeking to challenge the validity, enforceability, amount, or priority of Liens of Surety in the Surety Priority Collateral securing Surety Loss unless agreed to by Surety or required by law or judicial order. Lender Agent on behalf of Lender Parties further agrees that it has no right and it will not challenge the manner in which Surety handles any claim under any Bond, including, but not limited to, any decision by Surety whether to litigate, settle, or pay any claim (or settlement or resolution with any Obligee as to any Bonded Contract Balances) and/or assert any defenses, set offs, back charges, etc. with respect to any claim; any such determination with respect to any claim will be made by Surety in its sole and absolute discretion. The foregoing will not be deemed to modify the provisions of Section 7 with respect to the use and sharing of Identified Equipment, Licensed Property, and Records. Surety agrees not to instigate, promote, institute, cooperate, or join as a party in the institution of any action, suit, or proceeding seeking to challenge the validity, enforceability, amount, or priority of the Liens of any Lender Party securing the Lender Debt.

      4. Foreclosure Action by Lender Agent; Standby.

      (a) Lender Agent on behalf of the Lender Parties agrees to forbear from taking any Foreclosure Action with respect to any of the Surety Priority Collateral until such time as (i) Surety has no outstanding exposure under any of the Bonds and any Surety Loss has been paid in full or (ii) Surety Loss has been cash collateralized (or secured by a letter of credit) to the satisfaction of Surety, in its sole and absolute discretion. Notwithstanding the foregoing, nothing will prohibit any Lender Party from taking such action as may be required to preserve the claims of Lender Parties against Indemnitors or any Foreign Subsidiary or its junior Lien on Surety Priority Collateral (including without limitation, seeking adequate protection of its security interest in any bankruptcy proceeding), but only to the extent that any relief requested or afforded as a result does not reduce or affect the availability to Surety of any of Surety Priority Collateral; provided, however, in no event will any Lender Party take any action to: (a) foreclose upon any Lien on the Surety Priority Collateral (including, but not limited to, any right pursuant to the UCC or otherwise to collect any Accounts constituting Surety Priority Collateral); or (b) sell or convey any portion of the Surety Priority Collateral during the standstill period provided for in the first sentence in this Section 4(a) without the prior written consent of Surety. At such time as (y) Surety Loss has been paid and satisfied in full and Surety has no outstanding and unfilled obligations under the Bonded Contracts or any Bonds issued in relation thereto, or (z) Surety Loss has been cash collateralized (or secured by a letter of credit, in form and from a financial institution acceptable to Surety in its sole and absolute discretion) to the satisfaction of Surety, in its sole and absolute discretion, this Section 4(a) will be of no force and effect.

      (b) Surety agrees to forbear from taking any Foreclosure Action with respect to any of the Lender Priority Collateral until such time as (i) the Lender Parties have no obligations under, and no commitments or letters of credit remain outstanding under, the Lender Credit Documents or (ii) all obligations of the Lender Parties under the Lender Credit Documents have been cash collateralized (or secured by a letter of credit) to the satisfaction of the Lender Parties, in their sole and absolute discretion. Notwithstanding the foregoing, nothing will prohibit Surety from taking such action as may be required to preserve the claims of Surety against Indemnitors or any Foreign Subsidiary or its junior Permitted Surety Liens on Lender Priority Collateral (including without limitation, seeking adequate protection of its security interest in any bankruptcy proceeding), but only to the extent that any relief requested or afforded as a result does not reduce or affect the availability to Lender Agent, on behalf of the Lender Parties, of any of Lender Priority Collateral; provided, however, in no event will Surety take any action to: (a) foreclose upon any Permitted Surety Lien on the Lender Priority Collateral; or (b) sell or convey any portion of the Lender Priority Collateral during the standstill period provided for in the first sentence in this Section 4(b) without the prior written consent of the Lender Agent. At such time as (y) all obligations of the Lender Parties have been satisfied, and no commitments remain outstanding, under the Lender Credit Documents or (z) all obligations of the Lender Parties under the Lender Credit Documents have been cash collateralized (or secured by a letter of credit) to the satisfaction of the Lender Parties, in their sole and absolute discretion, this Section 4(b) will be of no force and effect.

      (c) Principal has granted to Surety a non-exclusive royalty free license and right to use the Licensed Property as required in Surety’s discretion to complete the Bonded Contracts. Lender Agent hereby recognizes Surety’s right to use, at no cost to Surety, the Licensed Property, subject to the terms of the license, and agrees that any action taken by Lender Agent with respect to the Licensed Property will be subject to all of the rights of Surety to use the Licensed Property to complete the Bonded Contracts in accordance with the terms of the license. At such time as (x) Surety Loss has been paid and satisfied in full and Surety has no outstanding and unfilled obligations under the Bonded Contracts, or any Bonds issued in relation thereto, or (y) Surety Loss has been cash collateralized (or secured by a letter of credit, in form and from a financial institution acceptable to Surety in its sole and absolute discretion) to the satisfaction of Surety, in its sole and absolute discretion, or (z) the license is terminated pursuant to the terms of the license, this Section 4(c) will be of no force and effect.

      5. Use of Identified Equipment. Following an Event of Default under (and as defined in) the Underwriting Agreement and receipt by Lender Agent of written notice identifying such Event of Default from Surety, if Surety decides, in its sole and absolute discretion, to perform and complete, or to cause or procure the performance and completion of any Bonded Contracts, the Lender Agent hereby agrees on behalf of Lender Parties that should Lender Parties (in such capacity) have any control over the access to and use of any Identified Equipment, Surety, or any properly licensed third party appointed by Surety, will, subject to the limitations set out in Sections 6 and 7, have full access to and use of all Identified Equipment for the discharge of the duties, obligations, and undertakings of Surety under the Bonds.

      6. Consideration for Use of Identified Equipment/Sharing. Upon a determination by Surety to utilize, or reserve for utilization, any Identified Equipment (that is not included in Surety Priority Collateral) in which Lender Agent holds a first priority security interest for the benefit of Lender Parties, Surety will periodically (and in any event no less frequently than monthly), pay Lender Agent for the benefit of Lender Parties the fair market rental value of such Identified Equipment for the period said Identified Equipment is utilized, or reserved for utilization, by Surety or its appointee (with such rental commencing on the earlier of the date such Identified Equipment is first utilized or reserved by Surety for utilization, in consideration of the utilization of such Identified Equipment necessary to fulfill the Bonded Contracts. In no event will Surety be required to pay any rental or other consideration with respect to the use of any Surety Priority Collateral.

      In the event Surety and Lender Agent cannot agree on the above referenced “fair market rental value,” then (i) Surety will be entitled to utilize the Identified Equipment during the period that the parties are endeavoring to resolve their dispute and come to an agreement regarding the “fair market rental value” and (ii) pending resolution of such dispute, Surety will pay Lender Agent for the benefit of Lender Parties the amount Surety deems to be fair market rental value of such Identified Equipment for such period. All disputes regarding the “fair market rental value” will be determined by appraisal. Surety and Lender Agent will endeavor to agree on the selection of an appraiser of national recognition to determine such “fair rental market value.” In the event Lender Agent and Surety cannot agree on an appraiser, then each of Surety and Lender Agent will select an appraiser to determine said “fair market rental value” and the average of the values so determined by these appraisers will be the “fair market rental value.” The appraiser’s determination will be deemed final and conclusive. The cost of the appraisers will be borne by Indemnitors.

      During any period in which Surety is utilizing, or reserving for utilization, the Identified Equipment, Surety will preserve and maintain said Identified Equipment in good repair, and will return said Identified Equipment in as good a condition as when received by Surety, ordinary wear and tear excepted. In addition, Surety will maintain insurance coverage relative to the Identified Equipment during any period in which Surety is utilizing, or reserving for utilization, Identified Equipment. Any and all costs and expenses incurred by Surety will be borne by Indemnitors.

      Surety agrees that in the event any of the Identified Equipment utilized, or reserved for utilization, by Surety is also needed to be used in connection with the completion and performance of contracts other than Bonded Contracts, Surety will work with Principal to allow Principal and its Affiliates reasonable access to and use of such Identified Equipment; provided, however, in this event, any consideration paid by Surety for the use of such Identified Equipment will be prorated and reduced for the time that such Identified Equipment is utilized or reserved for utilization on any contract other than a Bonded Contract.

      7. Limited Use Sharing. Sections 5 and 6 of this Agreement are intended, subject to the terms set forth therein, to grant Surety the limited right at its option to have reasonable access to and use of, or cause a duly licensed third party to have reasonable access to and use, the Identified Equipment necessary to perform its obligations under the Bonds. In the event Surety elects to perform any of the Bonded Contracts, or cause any duly licensed third party to perform any of the Bonded Contracts, then Surety hereby agrees in favor of Lender Parties to use all reasonable efforts in order to perform, or cause any such duly licensed third party to perform, its obligations under such related Bonds in a timely and cost effective manner. Upon the written request of Lender Agent, Surety will release from the terms of this Agreement any Identified Equipment that are not required for use, nor required to be reserved for use, by Surety, or a third party designated by Surety, for the performance of the Bonded Contracts. Lender Agent will not deliver any such written request until it has decided to begin a Foreclosure Action against the Identified Equipment and will advise Surety of the contemplated Foreclosure Action in its written request. Whether any Identified Equipment is required for use, or required to be reserved for use, will be determined within thirty (30) days of receipt by Surety of any such written request of Lender Agent; said determination to be made in Surety’s reasonable business discretion. However, until such time as Surety has made such determination with respect to any Identified Equipment, as provided in the preceding sentence (or, for thirty (30) days if Surety fails to make such determination within such period), such Identified Equipment will be deemed to be reserved by Surety for utilization pursuant to the terms hereto; said reservation to be deemed to commence on the date of receipt by Surety of the written request from Lender Agent.

      Surety and Lender Agent agree that to the extent any of the Licensed Property or Records that are Surety Priority Collateral or Lender Priority Collateral, or any other books and records of Indemnitors that are Surety Priority Collateral or Lender Priority Collateral, as applicable, relate to both Bonded Contracts and contracts other than Bonded Contracts, Surety and Lender Parties will allow each other reasonable access to, and otherwise share with one another, the information reflected in such items as will permit Lender Parties and Surety to preserve, protect or, as applicable, take any action deemed appropriate (including the exercise of remedies) with respect to the Lender Priority Collateral and the Surety Priority Collateral, as applicable.

      8. Equitable Subrogation. The parties agree that with respect to all funds due or to become due under any specific Bonded Contract: (i) nothing herein will waive, impair, or limit Surety’s right of equitable subrogation with respect to such Bonded Contract, which the parties hereby expressly recognize; and (ii) such funds will be trust funds pursuant to applicable statutes or the terms of the Underwriting Agreement; provided, however, notwithstanding the foregoing or anything to the contrary (a) set forth in any Surety Credit Document or (b) arising pursuant to principles of legal or equitable subrogation (including, without limitation, trust fund principles),

Surety agrees that Surety will have no right or claim of any nature with respect to any funds that are received by any Lender Party out of such funds, or constituting proceeds of such funds, prior to (x) the occurrence of an Event of Default under (and as defined in) the Underwriting Agreement and (y) Lender Agent’s receipt of written notice from Surety identifying such Event of Default and indicating that Surety is expressly reserving its rights hereunder. The foregoing will not be construed to be a waiver by Surety of any requirement that Principal or Island Mechanical, Hawaii comply with applicable law and the provisions of the Underwriting Agreement.

      9. Priority Not Impaired by Acts or Omissions of Indemnitors, Surety, or Lender. No right of Surety to enforce the priorities provided in this Agreement will at any time or in any way be prejudiced or impaired by any act or failure to act on the part of Indemnitors or by any act or failure to act by Surety (except the failure to perfect as expressly required under Section 3), or by any noncompliance by Indemnitors with the provisions of the Lender Credit Documents. Without limiting the generality of the foregoing, Surety may, at any time and from time to time, without the consent of or notice to any Lender Party, without incurring responsibility to Lender Party, and without impairing or releasing the subordination and other benefits provided in this Agreement, do any one or more of the following: (i) change the manner, place, or terms of payment or extend, renew, modify, or amend the terms of Surety Loss or any of the Surety Credit Documents, exercise or delay in or refrain from exercising any right or remedy against Indemnitors or any liability of Indemnitors; (ii) release, exercise, or delay in or refrain from exercising any right or remedy against, change the terms of any agreement or instrument with or otherwise deal freely with any guarantor or any other Person liable or contingently liable in any manner for Surety Loss; (iii) settle or compromise any of Surety Loss or any other liability of Borrower or any Indemnitors to Surety and apply any sums by whomsoever paid and howsoever realized to any liability (including, without limitation, the Surety Loss) in any manner or order; or (iv) fail to take or to record (except for any recording required to perfect as expressly required under Section 3) for any reason or for no reason, any lien securing Surety Loss by whomsoever granted, and release, sell, exercise, or delay in or refrain from exercising any right or remedy against, exchange, enforce, realize upon, or otherwise deal freely with, in any manner and in any order, any collateral pledged as security for Surety Loss.

      No right of any Lender Party to enforce the priorities provided in this Agreement will at any time or in any way be prejudiced or impaired by any act or failure to act on the part of Indemnitors or by any act or failure to act by any Lender Party, or by any noncompliance by Indemnitors with the provisions of the Lender Credit Documents. Without limiting the generality of the foregoing, the Lender Parties may, at any time and from time to time, without the consent of or notice to Surety, without incurring responsibility to Surety, and without impairing or releasing the subordination and other benefits provided in this Agreement, do any one or more of the following: (i) change the manner, place, or terms of payment or extend, renew, modify, or amend the terms of Lender Debt or any of the Lender Credit Documents, exercise or delay in or refrain from exercising any right or remedy against Indemnitors or any liability of Indemnitors; (ii) release, exercise, or delay in or refrain from exercising any right or remedy against, change the terms of any agreement or instrument with or otherwise deal freely with any guarantor or any other Person liable or contingently liable in any manner for Lender

Debt; (iii) settle or compromise any of Lender Debt or any other liability of Borrower or any Guarantor including that of any Indemnitor to the Lender Parties and apply any sums by whomsoever paid and howsoever realized to any liability (including, without limitation, the Lender Debt) in any manner or order; or (iv) fail to take or to record (except for any recording required to perfect as expressly required under Section 3) for any reason or for no reason, any lien securing Lender Debt by whomsoever granted, and release, sell, exercise, or delay in or refrain from exercising any right or remedy against, exchange, enforce, realize upon, or otherwise deal freely with, in any manner and in any order, any Lender Collateral.

      10. Notices. It is mutually agreed that any and all notices herein provided for must be given in writing and will be deemed given if and when delivered in person or duly deposited in the United States Mails, postage prepaid for regular or certified mail, properly addressed to the party to whom given at the address of such party shown in this Agreement, provided however, that any party may specify any other post office address in the United States by giving at least ten (10) days written notice thereof to the other party.

Surety:	Federal Insurance Company
15 Mountain View Road
P.O. Box 1615
Warren, New Jersey 07061-1615
	Attn.:	Edward J. Reilly
John B. Fuoss

With a copy to:	Manier & Herod
2200 One Nashville Place
150 Fourth Avenue, North
Nashville, Tennessee 37219
	Attn.:	Sam H. Poteet, Jr.
Mary Paty Lynn LeVan

Lender Agent:	Bank of America, N.A.
Agency Management
231 South LaSalle Street
Chicago, Illinois 60604
Mail Code: IL1-231-08-30
	Attn:	Rosanne Parsill

With a copy to:	Moore & Van Allen PLLC
Bank of America Corporate Center
Suite 4700
100 North Tryon Street
Charlotte, North Carolina 28202
	Attn:	Thomas L. Mitchell
Alan W. Pope

      11. Relationship of Parties. This Agreement is entered into solely for the purposes set forth herein, and, except as is otherwise expressly provided, no party assumes any responsibility to any other party to advise such other party of information known to such party regarding the financial condition of Borrower, any Indemnitor, or regarding any of the collateral pledged to any Lender Party or Surety, or of any other circumstances bearing upon the risk of nonpayment of the Surety Loss or the Lender Debt. Each party will be responsible for managing its relationship with each of Borrower and Indemnitors, and no party will be deemed the agent of the other for any purpose.

      12. Rights of Third Parties. This Agreement is intended to establish certain priorities and rights between Surety and Lender Parties and is not intended by the parties hereto to create any rights in any other Person, including, without limitation, Indemnitors.

      13. Term of Agreement. This Agreement will continue in full force and effect and will be irrevocable by any party hereto until the first to occur of: (i) the termination of this Agreement in writing by the parties; (ii) the satisfaction in full of the Surety Loss (or the written acceptance by Surety of less than full payment in satisfaction of Surety Loss) and the termination of the Surety Credit Documents; (iii) the entry of a final, nonappealable order by a court of competent jurisdiction whereby Surety is required to accept less than the full amount of Surety Loss in satisfaction of Indemnitors’ obligations to Surety; or (iv) the Lender Debt and other obligations of Borrower and Guarantors to Lender Parties under the Lender Credit Documents have been satisfied in full in cash (including the payment in full and cash of all obligations of Borrower and Guarantors for the payment of money) and no Lender Party has any further commitment to make any financial accommodations to Borrower or any Guarantor in connection therewith. In the event that, for any reason, all or any portion of any payment by, on behalf of, Borrower or Indemnitors to Surety or Lender Party is set aside or restored, whether voluntary or involuntary, after the making thereof, this Agreement will be revived (if terminated) and continue in full force and effect as if said payment or payments had not been made.

      14. Amendment and Waiver in Writing. No provision of this Agreement can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

      15. Binding Effect. This Agreement will be binding upon and inure to the benefit of the respective heirs, successors, and assigns of Surety and Lender Parties.

      16. Entire Agreement. This Agreement represents the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

      17. Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof will remain in full effect.

      18. Time of Essence. Time is of the essence of this Agreement, and all dates and time periods specified herein will be strictly observed, except that Surety or Lender may permit specific deviations therefrom by its written consent.

      19. Jury Waiver. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN BONDED CONTRACT OR TORT OR OTHERWISE. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED THAT THE PROVISIONS OF THIS SECTION 19 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH THE OTHER PARTIES HAVE RELIED, ARE RELYING, AND WILL RELY IN ENTERING INTO THIS AGREEMENT. THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 19 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH OTHER PARTY TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

      20. Governing Law. This Agreement is to be performed in the State of New York and will be governed by and construed and enforced in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state. Unless the jurisdictional pre-requisites are not met, the parties hereto irrevocably consent to the exclusive jurisdiction of the United States District Courts for the purpose of any litigation concerning this Agreement. No party hereto will object to or contest New York as the proper venue for any action or proceeding to enforce the terms hereof.

      21. Gender and Number. Words used herein indicating gender or number will be read as context may require.

      22. Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and will not be construed as affecting the content of the respective Sections and Paragraphs.

      23. Counterparts. This Agreement may be executed by the parties in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      24. Conflict with Surety Credit Documents or Lender Credit Documents. The provisions of this Agreement are intended by the parties to control any conflicting provisions in the Surety Credit Documents or the Lender Credit Documents, including, without limitation, any provisions allowing for the taking of additional collateral by Surety or the prosecution of any Foreclosure Action against the Surety Priority Collateral by Lender Agent or Lender Parties.

      25. Authority of Lender Agent and Surety. The execution, delivery, and performance of this Agreement by Lender Agent has been duly authorized by the requisite Lender Parties necessary to bind Lender Parties hereto. Lender Agent on behalf of Lender Parties hereby represents and warrants to Surety that the requisite Lenders have consented to, and directed Lender

Agent to execute on behalf of all Lender Parties this Agreement and the requisite Lender Parties, as and if required, have approved this final form of this Agreement. This Agreement is, when executed and delivered by Lender Agent, the valid and binding obligation of Lender Agent, enforceable against Lender Agent in accordance with its terms. The execution, delivery, and performance of this Agreement has been duly authorized by Surety (exclusive of any future co-sureties). Federal Insurance Company on behalf of Surety hereby represents and warrants to Lender Agent that the requisite Sureties have consented to, and directed Federal Insurance Company to execute this Agreement on behalf of Surety (exclusive of any future co-sureties) and the requisite Surety, as and if required, have approved this final form of this Agreement. This Agreement is, when executed and delivered by Federal Insurance Company, the valid and binding obligation of Federal Insurance Company, enforceable against Federal Insurance Company in accordance with its terms. Lender Agent on behalf of Lender Parties confirms that Surety and Quanta Services, Inc. may agree to a co-surety to issue or procure Bonds for Principal. (The foregoing sentence will not serve to modify Borrower’s rights under the terms of the Lender Credit Documents.) In this event and with respect to any co-surety (other than any co-surety of a project for which a Bond has been issued for the benefit of a Principal that is a Joint Venture), such co-surety will be bound by and entitled to the benefits of this Agreement (and will be deemed to make the representations of Surety contained herein) upon the Lender Agent’s receipt of a Joinder Certificate, in the form set forth as Exhibit B, executed by such co-surety, or pursuant to an addendum executed by all of the parties to this Agreement. Any reinsuror asserting rights under this Agreement will also be subject to the obligations of Surety under this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

SURETY:

FEDERAL INSURANCE COMPANY

By:	/s/ Edward J. Reilly

Its:	Edward J. Reilly

Assistant Secretary

LENDER AGENT:

BANK OF AMERICA, N.A., as Lender Agent on behalf of Lender Parties

By:	/s/ David A. Johanson

Its:	David A. Johanson

Vice President

ACKNOWLEDGEMENT BY INDEMNITORS

      Each of the undersigned hereby accepts and acknowledges receipt of a copy of the foregoing Intercreditor Agreement and consents to and agrees to be bound by all provisions thereof. Each of the undersigned further acknowledges and understands that the Intercreditor Agreement may be modified or amended at any time or times without notice to or the consent of any of the undersigned.

      Executed this 14th day of March, 2005.

INDEMNITORS: QUANTA SERVICES, INC.
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
CCLC, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
MANUEL BROS., INC.
MEARS GROUP, INC.
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
each a Delaware corporation

By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA UTILITY INSTALLATION
COMPANY, INC.
R.A. WAFFENSMITH & CO., INC.
SOUTHEAST PIPELINE CONSTRUCTION, INC.
SOUTHWESTERN COMMUNICATIONS, INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
TOM ALLEN CONSTRUCTION COMPANY
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.,
each a Delaware corporation

By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

ADVANCED TECHNOLOGIES AND INSTALLATION CORPORATION, ALLTECK LINE CONTRACTORS (USA), INC. POTELCO, INC., each a Washington corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

BRADFORD BROTHERS, INCORPORATED TTM, INC., each a North Carolina corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

CMI SERVICES, INC. TRAWICK CONSTRUCTION COMPANY, INC., each a Florida corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

CROWN FIBER COMMUNICATIONS, INC., a Virginia corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

ENVIRONMENTAL PROFESSIONAL ASSOCIATES, LIMITED a California corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

FIVE POINTS CONSTRUCTION CO. MEJIA PERSONNEL SERVICES, INC. TRANS TECH ACQUISITION, INC. SOUTHWEST TRENCHING COMPANY, INC. each a Texas corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

INTERMOUNTAIN ELECTRIC, INC., a Colorado corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

IRBY CONSTRUCTION COMPANY, a Mississippi corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

METRO UNDERGROUND SERVICES, INC. OF ILLINOIS, PROFESSIONAL TELECONCEPTS, INC., each an Illinois corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

PAR ELECTRICAL CONTRACTORS, INC., a Missouri corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

PROFESSIONAL TELECONCEPTS, INC., a New York corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

THE RYAN COMPANY, INC., a Massachusetts corporation
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

TOTAL QUALITY MANAGEMENT SERVICES, LLC, a Delaware limited liability company COAST TO COAST, LLC, a California limited liability company
By:	Environmental Professional Associates, Limited, Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QUANTA UTILITY SERVICES, LLC, a Delaware limited liability company
By:	PAR Electrical Contractors, Inc., Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

TJADER, L.L.C. OKAY CONSTRUCTION COMPANY, LLC each a Delaware limited liability company
By:	Spalj Construction Company, Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

MEARS/CPG LLC MEARS ENGINEERING/ LLC MEARS/HDD, LLC MEARS SERVICES LLC each a Michigan limited liability company
By:	Mears Group, Inc., The Sole Member of each of the foregoing limited liability companies
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

S.K.S. PIPELINERS, LLC, a Delaware limited liability company
By:	Arby Construction, Inc., Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

TNS-VA, LLC, a Delaware limited liability company
By:	Professional Teleconcepts, Inc., Its Sole Member
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

NORTH HOUSTON POLE LINE, L.P. LINDSEY ELECTRIC, L.P. DIGCO UTILITY CONSTRUCTION, L.P. each a Texas limited partnership
By:	Mejia Personnel Services, Inc., Its General Partner
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P. a Texas limited partnership
By:	QSI, Inc., Its General Partner
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

TRANS TECH ELECTRIC, L.P., a Texas limited partnership
By:	By TTGP, Inc., Its General Partner
By:	/s/ Dana A. Gordon
Name:	Dana A. Gordon
Title:	Vice President

EXHIBIT A

PRINCIPAL

(Attached)

EXHIBIT B

JOINDER CERTIFICATE

      The undersigned co-surety hereby accepts and acknowledges receipt of a copy of the foregoing Intercreditor Agreement and consents to and agrees on its behalf and on behalf of its successors and assigns to be bound by all provisions thereof in consideration of its entitlement to the benefits thereunder.

      Executed this       day of                     , 200___.

CO-SURETY:

[NAME]

By:

Name:
Title:

EXHIBIT B

EXHIBIT A

JURISDICTION
PRINCIPAL	OF FORMATION
Advanced Technologies and Installation Corporation	Washington
Allteck Line Contractors (USA), Inc.	Washington
Arby Construction, Inc.	Delaware
Austin Trencher, Inc.	Delaware
Bradford Brothers, Incorporated	North Carolina
CCLC, Inc.	Delaware
Coast to Coast, LLC	California
CMI Services, Inc.	Florida
Conti Communications, Inc.	Delaware
Croce Electric Company, Inc.	Delaware
Crown Fiber Communications, Inc.	Virginia
Digco Utility Construction, L.P.	Delaware
Dillard Smith Construction Company	Delaware
Driftwood Electrical Contractors, Inc.	Delaware
Environmental Professional Associates, Limited	California
Five Points Construction Co.	Texas
Global Enercom Management, Inc.	Delaware
Golden State Utility Co.	Delaware
H. L. Chapman Pipeline Construction, Inc.	Delaware
Intermountain Electric, Inc.	Colorado
Irby Construction Company	Mississippi
Lindsey Electric, L.P.	Texas
Manuel Bros., Inc.	Delaware

JURISDICTION
PRINCIPAL	OF FORMATION
Mears Engineering/ LLC	Michigan
Mears Group, Inc.	Delaware
Mears/HDD, LLC	Michigan
Mears Services LLC	Michigan
Mears/CPG LLC	Michigan
Mejia Personnel Services, Inc.	Texas
Metro Underground Services, Inc. of Illinois	Illinois
Network Electric Company	Delaware
North Houston Pole Line, L.P.	Texas
North Sky Communications, Inc.	Delaware
Okay Construction Company, LLC	Delaware
PAR Electrical Contractors, Inc.	Missouri
Parkside Site & Utility Company Corporation	Delaware
Parkside Utility Construction Corp.	Delaware
Potelco, Inc.	Washington
Professional Teleconcepts, Inc.	Illinois
Professional Teleconcepts, Inc.	New York
Quanta Delaware, Inc.	Delaware
Quanta Government Services, Inc.	Delaware
Quanta Government Solutions, Inc.	Delaware
Quanta Services Management Partnership, L.P.	Texas
Quanta Utility Installation Company, Inc.	Delaware
Quanta Utility Services, LLC	Delaware
R.A. Waffensmith & Co., Inc.	Delaware
S.K.S. Pipeliners, LLC	Delaware

2

JURISDICTION
PRINCIPAL	OF FORMATION
Southeast Pipeline Construction, Inc.	Delaware
Southwestern Communications, Inc.	Delaware
Southwest Trenching Company, Inc.	Texas
Spalj Construction Company	Delaware
Sumter Utilities, Inc.	Delaware
The Ryan Company, Inc.	Massachusetts
Tjader, L.L.C.	Delaware
TNS-VA, LLC	Delaware
Tom Allen Construction Company	Delaware
Total Quality Management Services, LLC	Delaware
Trans Tech Acquisition, Inc.	Texas
Trans Tech Electric, L.P.	Texas
Trawick Construction Company, Inc.	Florida
TTM, Inc.	North Carolina
Underground Construction Co., Inc.	Delaware
Utility Line Management Services, Inc.	Delaware
VCI Telcom, Inc.	Delaware
W. C. Communications, Inc.	Delaware

3